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                                                                   Exhibit 10.44


                           AMENDMENT NO. 3 TO CONTRACT

                                     BETWEEN

                            ENVIROTEST SYSTEMS CORP.

                                       AND

                               STATE OF TENNESSEE

                   DEPARTMENT OF ENVIRONMENT AND CONSERVATION


         WHEREAS, Envirotest Systems Corp. and the State of Tennessee, Department of Environment and Conservation, entered into Contract No. RV-5-00575-5-00 on May 16, 1994, relating to the operation of vehicle inspection and maintenance programs in Rutherford, Sumner, Williamson and Wilson Counties, and

         WHEREAS, the parties desire to amend said Contract in the matter described below to reflect certain changed circumstances, and

         WHEREAS, Contractor is utilizing a mobile emissions testing facility (the "mobile facility") to supplement its contractual requirements under the Contract.

         NOW, THEREFORE, the parties amend said Contract by adding as a new
Section 44 and 45 as follows:

         "SECTION 44.  MOBILE FACILITY.

                  The State acknowledges that the use of the mobile facility by Contractor is completely voluntary on the part of Contractor and is not required in any way by the State or the requirements of the Contract. The State acknowledges the Contractor's right to terminate the use of the mobile facility at any time for any reason.



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         "SECTION 45. MOBILE TESTING SITES AND FACILITY.

                  The State and Contractor agree further that the requirements of Section 3 of the Contract, relative to the location of testing sites, Section 5, relating to inspection sites and facilities, Sections 7.B.1.d and 7.C.1. and 2., regarding equipment requirements (exhaust removal system and disabled vehicle mover), Section 8.A., paragraphs 2, 3 and 4, regarding facility and lane downtime, and Section 10.B., relative to hours of operation, are not applicable to the mobile testing facility. Contractor acknowledges that the mobile facility and testing procedures utilized at the mobile facility are required to and do meet all requirements of Section 6, relative to inspection procedures, and Section 7, relative to equipment requirements, with the exception of 7.B.1.d. and 7.C.1. and 2. as noted above."

         The other terms and provisions not amended hereby shall remain in full force and effect. IN WITNESS WHEREOF, the parties have by their duly authorized representatives, set their signatures.

ENVIROTEST SYSTEMS CORP.


BY:   /S/ CHESTER C. DAVENPORT                        OCTOBER 2, 1996
      --------------------------------------------    --------------------------
      CHESTER C. DAVENPORT, Chairman                  Date


STATE OF TENNESSEE
DEPARTMENT OF ENVIRONMENT AND CONSERVATION


BY:   /S/ JUSTIN P. WILSON                            SEPTEMBER 9, 1996
      ---------------------------------------------   --------------------------
      JUSTIN P. WILSON                                 Date
      Commissioner

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APPROVED:

TENNESSEE DEPARTMENT OF FINANCE AND ADMINISTRATION


BY:   /S/ JOHN D. FERGUSON                            SEPTEMBER 16, 1996
      ---------------------------------------------   --------------------------
      JOHN D. FERGUSON                                Date


COMPTROLLER OF THE TREASURY


BY:   /S/ WILLIAM R. SNODGRASS                        SEPTEMBER 17, 1996
      ---------------------------------------------   --------------------------
      WILLIAM R. SNODGRASS                            Date
      Comptroller

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